                                                                   Exhibit 10.12



                                                              April 9, 1998

Commonwealth Associates
830 Third Avenue
New York, N.Y. 10022

         RE: REGISTRY MAGIC INCORPORATED

Gentlemen:

         Pursuant to the provisions of the Underwriting Agreement between Commonwealth Associates ("Commonwealth") and Registry Magic Incorporated (the "Company") and in order to induce you to serve as underwriter with respect to the initial public offering of the Company's securities contemplated thereby (the "IPO"), the undersigned hereby represents that:

         For a period of 12 months following the closing date of the IPO, the undersigned will not sell, assign or transfer any securities of the Company without the prior written consent of Commonwealth. In order to enforce this covenant, the Company may impose stop-transfer instructions with respect to all shares of Common Stock owned by the undersigned until the end of such period. The undersigned further waives any registration rights the undersigned may have with respect to the IPO and for a period of 12 months thereafter.

         Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any securities of the Company either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided that such transferee agrees to be bound by the provisions of this lock-up agreement. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

         If the Company's initial public offering has not been completed by 5:00 P.M., New York City time, on September 30, 1998, this agreement shall then terminate and be of no further force and effect.

         Any questions you may have regarding this letter may be directed to Mr. Bob Buret at Commonwealth Associates at (212) 829-5800.




--------------------------                      --------------------------------
Signature                                       Signature of Co-Owner

--------------------------                      --------------------------------
Print Name                                      Print Name